Transactions with Related Parties	6 Months Ended
Jun. 30, 2012
Transactions with Related Parties (Abstract)
Transactions with Related Parties

2.Transactions with Related Parties

The following amounts were charged by related parties for services rendered:

	Three months ended June 30,		Six months ended June 30,
	2012	2011	2012	2011
Tsakos Shipping and Trading S.A. (commissions)	1,231	1,370	2,479	3,023
Tsakos Energy Management Limited (management fees)	3,892	3,858	7,809	7,668
Tsakos Columbia Shipmanagement S.A.	328	301	651	597
Argosy Insurance Company Limited	2,336	2,533	4,744	4,987
AirMania Travel S.A.	877	601	1,728	859

Total expenses with related parties	8,664	8,663	17,411	17,134

Balances due from and due to related parties are as follows:

	June 30, 2012	December 31, 2011
Due from related parties
Tsakos Energy Management Limited	99	—
Tsakos Shipping and Trading S.A.	81	—
Tsakos Columbia Shipmanagement S.A.	982	1,641

Total due from related parties	1,162	1,641

Due to related parties
Tsakos Energy Management Limited	—	52
Tsakos Shipping and Trading S.A.	—	89
Argosy Insurance Company Limited	1,812	607
AirMania Travel S.A.	206	315

Total due to related parties	2,018	1,063

There is also, at June 30, 2012, an amount of $689 ($691 at December 31, 2011) due to Tsakos Shipping and Trading S.A. and $312 ($243 at December 31, 2011) due to Argosy Insurance Limited, included in accrued liabilities which relates to services rendered by these related parties not yet invoiced.

(a)Tsakos Energy Management Limited (the “Management Company”): The Holding Company has a Management Agreement (“Management Agreement”) with the Management Company, a Liberian corporation, to provide overall executive and commercial management of its affairs for a monthly fee. Per the Management Agreement of March 8, 2007, effective from January 1, 2008, there is a prorated adjustment if at the beginning of each year the Euro has appreciated by 10% or more against the U.S. Dollar since January 1, 2007. In addition, there is an increase each year by a percentage figure reflecting 12 month Euribor, if both parties agree. From July 1, 2010, the monthly management fees for operating vessels increased to $27.0 per owned vessel except for the LNG carrier which bears a monthly fee of $32.0, of which $7.0 is paid to the Management Company and $25.0 to a third party manager. The monthly management fees for chartered-in vessels or for owned vessels chartered out on a bare-boat basis increased to $20.0. Those fees applied until December 31, 2011. From January 1, 2012, monthly fees for operating vessels are $27.5, for vessels chartered in or chartered out or on a bare-boat basis are $20.4 and from April 1, 2012 for the LNG carrier $35.0, of which $10.0 is paid to the Management Company and $25.0 to a third party manager.

The President, who is also the Chief Executive Officer and a Director of the Holding Company, is also the sole stockholder of the Management Company. The Management Company may unilaterally terminate its Management Agreement with the Holding Company at any time upon one year’s notice. In addition, if even one director was elected to the Holding Company’s Board of Directors without having been recommended by the existing Board of Directors, the Management Company would have the right to terminate the Management Agreement on ten days notice, and the Holding Company would be obligated as at June 30, 2012 to pay the Management Company an amount of approximately $140,747 calculated in accordance with the terms of the Management Agreement. Under the terms of the Management Agreement between the Holding Company and the Management Company, the Holding Company may terminate the Management Agreement only under specific circumstances, without the prior approval of the Holding Company’s Board of Directors.

Estimated future management fees payable over the next ten years under the Management Agreement, exclusive of any incentive awards and based on existing vessels and known vessels as at June 30, 2012 scheduled for future delivery are:

Year	Amount
July to December 2012	8,140
2013	15,768
2014	15,875
2015	15,781
2016	15,750
2017 to 2022	86,625

157,939

Management fees for vessels are included in the accompanying Consolidated Statements of Income. Also, under the terms of the Management Agreement, the Management Company provides supervisory services for the construction of new vessels for a monthly fee of $20.4 from January 1, 2012 and $20.0 per vessel in 2011. These fees in total amounted to $245, and $327 during the six months ended June 30, 2012 and 2011, respectively, and are either accounted for as part of construction costs for delivered vessels or are included in Advances for vessels under construction.

(b)Tsakos Columbia Shipmanagement S.A. (“TCM”): The Management Company appointed TCM to provide technical management to the Company’s vessels from July 1, 2010. TCM is owned jointly and in equal part by related party interests and by a private German Group. TCM, at the consent of the Holding Company, may subcontract all or part of the technical management of any vessel to an alternative unrelated technical manager.

Effective July 1, 2010, the Management Company, at its own expense, pays technical management fees to TCM, and the Company bears and pays directly to TCM most of its operating expenses, including repairs and maintenance, provisioning and crewing of the Company’s vessels, as well as certain charges which are capitalized or deferred, including reimbursement of the costs of TCM personnel sent overseas to supervise repairs and perform inspections on Company vessels. The Company also pays to TCM certain fees to cover expenses relating to internal control procedures and information technology services which are borne by TCM on behalf of the Company.

(c)Tsakos Shipping and Trading S.A. (“Tsakos Shipping”): Certain members of the Tsakos family are involved in the decision-making processes of Tsakos Shipping and of the Management Company, and are also shareholders of the Holding Company.

(c)Tsakos Shipping and Trading S.A. (continued): Tsakos Shipping provides chartering services for the Company’s vessels by communicating with third party brokers to solicit, research and propose charters. For this service, the Company pays to Tsakos Shipping a chartering commission of approximately 1.25% on all freights, hires and demurrages. Such commissions are included in Commissions in the accompanying Consolidated Statements of Income. Tsakos Shipping also provides sale and purchase of vessels brokerage service. For this service, Tsakos Shipping may charge a brokerage commission. In 2011, this commission was approximately 1% of the sale price of a vessel. Tsakos Shipping may also charge a fee of $200 (or such other sum as may be agreed) on delivery of each new-building vessel in payment for the cost of design and supervision of the new-building by Tsakos Shipping. In the first six months of 2012, no such fee was charged whereas in 2011, $2,800 has been charged for fourteen vessels delivered between 2007 and September 2011. This amount was added to the cost of the vessels concerned and is being amortised over the remaining life of the vessels.

Commissions due to Tsakos Shipping by the Company have been netted-off against amounts due from Tsakos Shipping for advances made, and the net amount is included in Due from related parties.

(d)Argosy Insurance Company Limited (“Argosy”): The Company places its hull and machinery insurance, increased value insurance and war risk and certain other insurance through Argosy, a captive insurance company affiliated with Tsakos Shipping.

(e)AirMania Travel S.A. (“AirMania”): Apart from third-party agents, the Company also uses an affiliated company, AirMania, for travel services.